Exhibit 10.4


GUARANTY

TO: WILIAM C. MALONE

     1. For valuable consideration, receipt and sufficiency of which is hereby acknowledged, the undersigned (herein referred to as "Guarantor"), unconditionally guarantees and promises to pay to WILLIAM C. MALONE, (hereinafter call "Holder"), or order, on demand, in lawful money of the United States, any and all indebtedness of CIRCUIT SOURCE INTERNATIONAL, INC., (hereinafter call "Debtor"), to Holder, including that certain Promissory Note of even date herewith in the original principal amount of $2,000,000.00. The word "indebtedness" is used herein in its most comprehensive sense and includes any and all debts, obligations, and liabilities of Debtor heretofore, now, or hereafter made, incurred, or created, whether voluntary or involuntary and however arising, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, and whether Debtor may be liable individually or jointly with others, or whether recovery upon such indebtedness may be or hereafter becomes otherwise unenforceable.

     2. This Guaranty shall bind and obligate the undersigned and his successors and assigns with said Debtor jointly and severally for the payment of said indebtedness precisely as if the same had been contracted and was due and owing by the undersigned himself. This is a continuing guaranty relating to any indebtedness referred to hereinafter, including that arising which shall either continue the indebtedness or from time to time renew it.

     3. The obligations hereunder are joint and several and independent of the obligations of Debtor, and a separate action or actions may be brought and prosecured against Guarantor whether action is brought against Debtor or whether Debtor be joined in any such action or actions, and Guarantor waives the benefit of any statute of limitations affecting the liability hereunder or the enforcement thereof.

     4. Guarantor authorizes Holder, without notice or demand and without affecting the liability hereunder, from time to time to: (a) at the request of Debtor renew, compromise, extend, accelerate, or otherwise change the time for payment of, or otherwise change the terms of, the indebtedness or any part thereof, including increase or decrease of the rate of interest thereon; (b) take and hold security for the payment of this Guaranty or indebtedness guaranteed and exchange, enforce, waive, or release and such security; and (c) apply such security and direct the order or manner of sale thereof as Holder, in Holder's discretion, may determine.

     5. Guarantor waives any right to require Holder to (a) proceed against Debtor, (b) proceed against or exhaust any security held from Debtor, or (c) pursue any other remedy in Holder's power whatsoever. Guarantor specifically waives the provisions of Arizona Revised Statutes Sec. 12-1641, et seq. Guarantor waives any defense arising by reason of any disability or other defense of Debtor or by reason of the cessation of the liability of Debtor from any cause whatsoever. Until all indebtedness of Debtor to Holder shall have been paid in full, Guarantor shall have no right to subrogation, and hereby waives any right to enforce any remedy which Holder now has or may hereafter have against Debtor, and waives any benefit of, and any right to participate in, any security now or hereafter held by Holder.
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     6. In the event of default by Debtor,  any indebtedness of Debtor then held by Guarantor shall be subordinated to the indebtedness of Debtor to Holder, and such indebtedness of Debtor to any Guarantor, if Holder so requests, shall be collected, enforced, and received by Guarantor as trustee for Holder and be paid over to Holder on account of the indebtedness of Debtor to Holder, but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guaranty.

     7. In the event Debtor is unable or unwilling, for any reason whatsoever, including illegality of the payments or of the transaction upon which the indebtedness is based, to make the payments on account of said indebtedness referred to hereinabove, Guarantor agrees to make said payments to Holder.

     8. In the event of any action or proceeding brought by either party against the other under this Guaranty, the prevailing party shall be entitled to recover for the fees of its attorneys in such action or proceeding such amount as the Court may adjudge reasonable as attorneys' fees.

     9. This Guaranty shall be governed and construed in accordance with the laws of the State of Arizona. Should any action be commenced in connection with this Guaranty or the underlying Promissory Note, the proper venue shall be a forum located in Maricopa County, Arizona, having jurisdiction over the subject matter and the parties hereto hereby waive every right to object to the same.

     10. To meet context requirements, whenever the singular is used it shall include the plural, and the masculine shall include the feminine, and the word "person" shall include corporation, firm, partnership, or other form of association.

     IN WITNESS WHEREOF, the undersigned Guarantor has executed this Guaranty this 1st day of October, 2001.


                                /s/ James Keaton
                                ------------------------
                                James Keaton